SCOUT
BALANCED
FUND


A no-load mutual fund
investing in both
equities and fixed income
obligations with emphasis
on both long-term growth
of capital and high
current income.


Annual Report
June 30, 1998


TO THE SHAREHOLDERS

Scout Balanced Fund closed the quarter ended June 30, 1998, at $10.91 per share, with a total return (price change and reinvested distributions) of -0.98% for the quarter and 4.62% for the calendar year to date. The Fund seeks long-term capital growth and high current income by investing in both equities and fixed income obligations.

The Fund ended the quarter with 37% of its assets invested in the stock market, which is consistent with its allocation to stocks in recent quarters. This allocation is lower than the Fund's long-term target and is based on our belief that stocks are trading at unprecedented premiums to the "fair value" for most companies.

We determine the fair value of a company based on a variety of factors, including expected sales growth, expected cash flow growth, expected earnings growth, balance sheet quality, competitive position in its industry, quality of management and quality of earnings.

Based on our method, the majority of publicly traded companies are at least fairly priced, and many are overpriced, in the stock market today. In such an environment, it is important for the Fund to maintain its long-term investment philosophy and avoid buying shares at prices above our estimate of business worth.

Our reserves for stock purchases are primarily invested in intermediate-term U.S. government and agency securities with an average maturity of
3.7 years.

During the quarter, the Fund eliminated or reduced equity positions in Alcatel Alsthom; U.S. West Communications Group; Limited, Inc., Brinker International, Inc.; Dillards, Inc.; and Tele Danmark AS. Amax Gold, Inc., part of the Fund's portfolio, merged with Kinross Gold, Inc., at the rate of .8004 shares of Kinross for each share of Amax Gold. The combined entity, now known as Kinross Gold Corporation, has substantially reduced debt and increased reserves, production profile and exploration efforts. The Fund added to equity holdings in Hitachi Ltd. and Fila Holdings SPA, and took a new position in Mallinckrodt, Inc., a St. Louis-based health care and specialty chemical business.

For the six months ended June 30, 1998, shareholders received an ordinary income dividend of $.20 per share; there were no capital gains distributed for this period.

For corporate shareholders, 8.41% of ordinary income distributions qualify for the corporate dividends received deduction.

We welcome new shareholders to Scout Balanced Fund and appreciate your continued support. Please feel free to call with questions or comments.

Sincerely,

/S/Christopher P. Bloomstran, CFA
Christopher P. Bloomstran, CFA
UMB Investment Advisors


CHART - HYPOTHETICAL GROWTH OF $10,000
as of June 30, 1998
SCOUT BALANCED FUND vs Lipper Balanced Fund. Index*
SOURCE: UMB Investment Advisors
*Unmanged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).
For illustrative purposes only; may not represent your returns.

CHART - FUND DIVERSIFICATION
Consumer Cyclical               6.0%
Consumer Staples                9.4%
Energy                          4.0%
Fixed                          53.5%
Capital Goods                   0.9%
Technology                      2.8%
Utilities                       6.9%
Cash Equivalents                9.6%
Basic Materials                 6.9%
As of June 30, 1998, statement of assets.

CHART - COMPARATIVE RATES OF RETURN
as of June 30, 1998
                                Quarter         1 1/2  Years
Scout Balanced Fund             -0.98%           9.89%
Lipper Balanced Fund Index*      1.48%          20.00%

Scout Balanced Fund's average annual compound returns for 1 year and the life of the fund for periods ended June 30, 1998, are 9.38% and 8.35%, respectively. Inception - December 6, 1995. Performance data contained in this report are for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.
Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting. *Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - TOP 10 EQUITY HOLDINGS
                                        Market          Percent
                                        Value (000's)   of Total
Unicom Corp.                           $158             2.10%
Mylan Laboratories, Inc.                150             2.00%
Bassett Furniture Industries, Inc.      141             1.88%
O'Sullivan Industries, Inc.             140             1.87%
Rubbermaid, Inc.                        133             1.77%
Kinross Gold Corp.                      130             1.73%
Florida Progress Corp.                  123             1.64%
Dominion Resources, Inc. V.A.           122             1.63%
Novell, Inc.                            115             1.53%
B. I., Inc.                             113             1.50%
Top 10 Equity Holdings Total:        $1,325            17.66%
NOTE: All market values based on June 30, 1998, statement of assets.

CHART - HISTORICAL PER SHARE RECORD

                   INCOME &                             CUMULATIVE**
           NET     SHORT-TERM           LONG-TERM       VALUE PER
           ASSET   GAINS                GAINS           SHARE PLUS
           VALUE   DISTRIBUTION         DISTRIBUTION    DISTRIBUTIONS
12/31/95  $10.02  $0.12                 $   -           $10.14
12/31/96   10.33   0.18                 -               10.75
12/31/97   10.62   0.58                 0.16            11.78
6/30/98*   10.91   0.20                 -               12.27
*Six-month only. Distributions typically occur in June
 and December.
**Does not assume any compounding of reinvested distributions.
  Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FFINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 1998

                                                                        Market
        Shares  Company                                                 Value

COMMON STOCKS - 36.87%
BASIC MATERIALS - 6.92%
        4,500  Brush Wellman, Inc.                                $     92,531
        8,000  Cyprus Amax Minerals Co.                                106,000
           92  Deltic Timber Corp.                                       2,306
        5,000  Huntco, Inc. Cl. A                                       59,375
       40,020  Kinross Gold Corp.*                                     130,065
        1,000  Mallinckrodt, Inc.                                       29,687
        3,500  Newmont Mining Corp.                                     82,688
        1,500  Worthington Industries, Inc.                             22,594
                                                                       525,246
CAPITAL GOODS - 0.92%
        7,000  Calgon Carbon Corp.                                      69,562

CONSUMER CYCLICAL - 5.98%
       12,000  B. I., Inc.*                                            112,500
        5,000  Bassett Furniture Industries, Inc.                      140,938
        4,000  Fila Holdings SPA, Sponsored ADR                         60,000
       10,000  O'Sullivan Industries, Inc.*                            140,000
                                                                       453,438
CONSUMER STAPLES - 9.38%
        3,150  Archer-Daniels-Midland Co.                               61,031
        4,000  Bob Evans Farms, Inc.                                    84,750
        1,500  Fuji Photo Film, Unsponsored ADR                         51,844
        1,000  Hitachi LTD, Sponsored ADR                               64,500
        4,000  Lance, Inc.                                              89,500
        5,000  Mylan Laboratories, Inc.                                150,313
        4,000  Rubbermaid, Inc.                                        132,750
        5,000  VICORP Restaurants, Inc.*                                76,875
                                                                       711,563
ENERGY - 3.95%
        1,200  Halliburton Co.                                          53,475
        1,000  Kerr McGee Corp.                                         57,875
        1,000  Murphy Oil Corp.                                         50,688
        1,000  Phillips Petroleum Co.                                   48,187
          500  Schlumberger LTD                                         34,156
        1,600  USX-Marathon Group                                       54,900
                                                                       299,281
TECHNOLOGY - 2.83%
       12,000  Exabyte Corp.*                                          100,125
        9,000  Novell, Inc.*                                           114,750
                                                                       214,875
UTILITIES - 6.89%
        3,000  Dominion Resources, Inc. V.A.                           122,250
        2,000  Entergy Corp.                                            57,500
        3,000  Florida Progress Corp.                                  123,375
        4,150  Niagara Mohawk Power Corp.*                              61,991
        4,500  Unicom Corp.                                            157,781
                                                                       522,897
TOTAL COMMON STOCKS (Cost $2,566,315) - 36.87%                       2,796,862

                                                                        Market
        Face Amount     Description                                     Value

SHORT-TERM CORPORATE NOTES - 5.26%
$     100,000  Becton Dickenson, 5.62%, due July 15, 1998               99,766
      100,000  Chevron USA Inc., 5.50%, due August 14, 1998             99,312
      100,000  Progress Capital Co., 5.51%, due July 1, 1998            99,985
      100,000  Sara Lee Corp., 5.75%, due July 7, 1998                  99,888
TOTAL SHORT-TERM CORPORATE NOTES (Cost $398,951) - 5.26%               398,951

GOVERNMENT SPONSORED ENTERPRISES - 43.53%
      100,000  Federal Farm Credit Banks,
                5.20%, due January 25, 1999                             99,797
      150,000  Federal Home Loan Banks,
                5.035% due, January 19, 1999                           149,601
      100,000  Federal Home Loan Banks,
                5.86%, due April 2, 1999                               100,156
      100,000  Federal Home Loan Banks,
                5.50%, due January 10, 2001                             99,594
      150,000  Federal Home Loan Banks,
                6.75%, due April 5, 2004                               157,242
      100,000  Federal Home Loan Mortgage Corporation,
                5.96%, due October 20, 2000                            100,625
      150,000  Federal Home Loan Mortgage Corporation,
                6.745%, due August 1, 2001                             154,359
      150,000  Federal Home Loan Mortgage Corporation, Debentures,
                6.99%, due July 5, 2006                                161,016
      100,000  Federal National Mortgage Association,
                5.39%, due July 30, 1998                                99,551
      200,000  Federal National Mortgage Association,
                6.23%, due September 25, 1998                          200,374
      100,000  Federal National Mortgage Association,
                5.55%, due March 12, 1999                              100,000
       43,925  Federal National Mortgage Association,
                7.00%, due October 1, 1999                              44,251
      250,000  Federal National Mortgage Association,
                5.83%, due December 10, 1999                           250,585
      250,000  Federal National Mortgage Association,
                6.09%, due July 11, 2000                               252,110
      150,000  Federal National Mortgage Association,
                6.29%, due October 4, 2000                             151,769
       61,199  Federal National Mortgage Association,
                6.00%, due April 1, 2001                                61,023
      150,000  Federal National Mortgage Association,
                7.05%, due November 12, 2002                           157,712
       46,776  Federal National Mortgage Association,
                7.00%, due February 1, 2003                             47,448
      150,000  Federal National Mortgage Association,
                6.71%, due May 21, 2003                                156,070
      150,000  Federal National Mortgage Association,
                6.72%, due August 1, 2005                              157,780
      200,000  Federal National Mortgage Association,
                6.14%, due November 25, 2005                           203,750
      142,598  Government National Mortgage Association,
                7.00%, due September 15, 2010                          146,175
      100,000  Tennessee Valley Authority,
                5.95%, due September 15, 1998                          100,156
      150,000  Tennessee Valley Authority,
                6.00%, due November 1, 2000                            150,843
TOTAL GOVERNMENT SPONSORED ENTERPRISES (Cost $3,228,733) - 43.53%    3,301,987

U.S. GOVERNMENT SECURITIES - 9.95%
$     250,000  U.S. Treasury Notes,
                5.875%, due November 15, 1999                          251,133
      250,000  U.S. Treasury Notes,
                5.75%, due October 31, 2000                            251,172
      250,000  U.S. Treasury Notes,
                5.875%, due November 30, 2001                          252,540
TOTAL U.S. GOVERNMENT  SECURITIES (Cost $749,690) - 9.95%              754,845

REPURCHASE AGREEMENT (Cost $250,000) - 3.29%
      250,000  Northern Trust Co., 5.55%, due July 1, 1998
                 (Collateralized by U.S. Treasury Notes,
                 5.75%, due September 30, 1999)                        250,000

TOTAL INVESTMENTS (Cost $7,193,689) - 98.90%                      $  7,502,645

Other assets less liabilities - 1.10%                                   83,137

TOTAL NET ASSETS - 100.00%
                (equivalent to $10.91 per share;
                10,000,000 shares of $1.00 par value
                capital shares authorized;
                695,216 shares outstanding)                       $  7,585,782


For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $7,193,689.
Net unrealized appreciation for federal income tax purposes was $308,956, which is comprised of unrealized appreciation of $604,787 and unrealized depreciation of $295,831.

ADR - American Depository Receipt
*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 1998

ASSETS:
  Investment securities, at market value
    (identified cost $7,193,689)                                $    7,502,645
  Cash                                                                  23,136
  Dividends receivable                                                   4,246
  Interest receivable                                                   55,755
    Total assets                                                     7,585,782
NET ASSETS                                                      $    7,585,782

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $    6,967,864
  Accumulated undistributed income:
    Net investment income                                               24,905
    Net realized gain on investment transactions                       284,057
  Net unrealized appreciation on investments                           308,956
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $    7,585,782

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                          695,216
NET ASSET VALUE PER SHARE                                       $        10.91

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Operations
Year Ended June 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                   $       61,809
    Interest                                                           344,389
                                                                       406,198
  Expenses:
    Management fees                                                     74,597
      Net investment income                                            331,601

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions                       472,173
  Decrease in net unrealized appreciation of investments               (18,057)
    Net realized and unrealized gain on investments                    454,116
    Net increase in net assets resulting from operations        $      785,717

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statements of Changes in Net Assets
For the Years Ended June 30, 1998 and 1997

                                                                          1998           1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                           $    331,601   $    269,372
  Net realized gain from investment transactions                       472,173         98,225
  Increase (decrease) in net unrealized appreciation of
    investments                                                        (18,057)       297,617
    Net increase in net assets resulting from operations               785,717        665,214

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                               (346,178)      (237,209)
  Net realized gain from investment transactions                      (279,276)        (8,404)
    Decrease in net assets from distributions                         (625,454)      (245,613)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 217,322 and 632,164 shares sold                      2,402,628      6,463,676
  Net asset value of 58,707 and 23,225 shares issued for
    reinvestment of distributions                                      623,518        244,693
                                                                     3,026,146      6,708,369
  Cost of 350,576 and 187,871 shares redeemed                       (3,856,194)    (1,948,920)
    Net increase (decrease) in net assets from capital share
      transactions                                                    (830,048)     4,759,449
      Net increase (decrease) in net assets                           (669,785)     5,179,050

NET ASSETS:
  Beginning of year                                                  8,255,567      3,076,517
  End of year (including undistributed net investment
    income of $24,905 and $39,482, respectively)                  $  7,585,782   $  8,255,567


*Distributions to shareholders:
   Income dividends per share                                     $       0.45   $       0.32
   Capital gains distribution per share                           $       0.33   $       0.01

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1998 (excluding repurchase agreements and short-term securities), were as follows:

                                                Other than
                              U.S. Government   U.S. Government
                              Securities        Securities
Purchases                     $  564,612        $ 894,030
Proceeds from sales            1,389,376          940,616

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT EVENT - Subsequent to the Fund's year-end, the Fund name will change to UMB Scout Balanced Fund, Inc.


FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

                                                            Years Ended     December 6, 1995
                                                              June 30,          to
                                                           1998     1997    June 30, 1996*
Net asset value, beginning of period                    $ 10.72  $ 10.18    $ 10.09
  Income from investment operations:
    Net investment income                                  0.43     0.35       0.27
    Net realized and unrealized gain on securities         0.54     0.52       0.06
      Total from investment operations                     0.97     0.87       0.33

  Distributions from:
    Net investment income                                (0.45)   (0.32)     (0.24)
    Net realized gain on investment transactions         (0.33)   (0.01)       -
  Total distributions                                    (0.78)   (0.33)     (0.24)
Net asset value, end of period                          $ 10.91  $ 10.72    $ 10.18
Total return                                                 9%       9%         6%

Ratios/Supplemental Data
Net assets, end of year (in millions)                   $     8  $     8    $     3
Ratio of expenses to average net assets                   0.85%    0.83%      0.85%
Ratio of net investment income to average net assets      3.78%    3.85%      3.71%
Portfolio turnover rate                                     15%      14%         5%
Average commission rate**                               $ .0426  $ .0641    $ .0660

*The Fund was capitalized on October 2, 1995 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on December 6, 1995, at which time net asset value was $10.09 per share.
Ratios for this initial period of operation are annualized.
**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
See accompanying Notes to Financial Statements.

INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout Balanced Fund, Inc., including the statement of net assets, as of June 30, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Balanced Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1998


This report has been prepared for the information of the Shareholders of Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Martin A. Cramer, Vice President & Secretary
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania

Custodian
 UMB Bank, n.a., Kansas City, Missouri

SCOUT FUNDS
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com

Underwriter & Distributor: Jones & Babson, Inc., Kansas City, Missouri


JB28B                           8/98